AIG RETIREMENT COMPANY II
Supplement to Prospectus dated January 2, 2008
Large Cap Value Fund. In the section titled “About VC II’s Management — Investment Sub-Advisers — SSgA Funds Management, Inc. (“SSgA FM”),” effective September 5, 2008, the disclosure is deleted in its entirety and replaced with the following:
SSgA FM is the sub-adviser for the Large Cap Value Fund. SSgA FM, a wholly-owned subsidiary of State Street Corporation, is one of the State Street Global Advisors Companies (“SSgA”), consisting of all of the investment management businesses of State Street Corporation. As of September 30, 2007, SSgA had $1.99 trillion under management. As of September 30, 2007, SSgA FM had approximately $137 billion under management for registered investment companies.
The Large Cap Value Fund is managed by the US Active Quantitative Equity Team at SSgA FM. Portfolio managers Lee Montag and James Johnson, CFA, are primarily responsible for the day-to-day management of the Fund. Mr. Montag is the lead portfolio manager of the Fund and is a Vice President of SSgA, a Principal of SSgA FM and a Senior Portfolio Manager for the US Active Quantitative Equity team. Mr. Montag has substantial experience developing quantitative strategies and managing investment portfolios using quantitative disciplines. Prior to joining SSgA in 2007, he co-managed a hedge fund for Morgan Stanley Alternative Investments. Mr. Johnson is the back-up portfolio manager for the Fund and is a Vice President of SSgA and Principal of SSgA FM. Mr. Johnson joined the firm in 2005 and is a Senior Portfolio Manager of the firm’s US Active Quantitative Equity Team. Mr. Johnson began his investment career in 1990 as a quantitative analyst and has been a portfolio manager since 1998.